P.M.I. TRADING LIMITED
--------------------------------------------------------------------------------

                                                             SEPTEMBER 28, 1998.
                                                                   DTIR-0273-98.


TO:        PENN OCTANE CORPORATION
ATT'N:     MR. J.B. RICHTER. / JORGE BRACAMONTES.
FAX:       (415) 368 1505. / 543 6837


P.M.I. TRADING LIMITED, IS PLEASED TO CONFIRM THE "LPG MIX" CONTRACT PURCHASE, ACCORDING TO THE FOLLOWING TERMS AND CONDITIONS:

(1)  PMI ORDER NO.:  WILL  BE  INFORMED  MONTH  BY  MONTH  IN OUR FAX OPERATION.
                     PLEASE  REFER  IN  ALL  DOCUMENTS  TO  PMI'S  ORDER NUMBER.

(2)  BUYER:          P.M.I.  TRADING  LIMITED
                     ------------------------

     ADDRESS:        AV.  MARINA  NACIONAL  No.  329
                     TORRE  EJECUTIVA,  PISO  20
                     COL.  HUASTECA
                     11311  MEXICO,  D.F.

     COMMERCIAL  CONTACT
     -------------------

     NAME:           LEOPOLDO SIMON / LUIS FELIPE VACA / ISMAEL HERNANDEZ
     TELEPHONE No.:  (52-5) 227-0121 / 227-0169 / 227-0158
     TELEX  No.:     1773671 / 1773509
     FAX  No.:       (52-5) 227-0140 / (713) 567-0140

     OPERATIONS  CONTACT
     -------------------

     NAME:           VICTOR  GOMEZ  /  ELIN  VAZQUEZ  /  JUAN  ANTONIO  LIRA
     TELEPHONE No.:  (52-5)  227-0114  /  227-1049  /  227-0157
     TELEX  No.:     1773671  /  1773509
     FAX  No.:       (52-5)  227-0111  /  (713)  567-0111

     FINANCIAL  CONTACT
     ------------------

     NAME:           ARMANDO  CONTRERAS  /  FRANCISCO  CERVANTES
     TELEPHONE No.:  (52-5)  227-0073
     TELEX  No.:     1773671  /  1773509
     FAX  No.:       (52-5)  227-0072  /  (713)  567-0072

(3)  SELLER:         PENN  OCTANE  CORPORATION

     ADDRESS:        12118  SOUTH  BLOOMFIELD
                     SANTA  FE  SPRINGS,  CA  90670


--------------------------------------------------------------------------------
AV. MARINA NACIONAL 329                                   TELEX:  1773669  PMIME
TORRE EJECUTIVA, PISO 20                                          FAX:  227-0140
COL. HUASTECA                                                     Tel.  227-0121
MEXICO. D.F. C.P.  11311                                          Tel.  227-0159

                                                                   DTIR-0273-98.
                                                                      Page no. 2

     COMMERCIAL  CONTACT
     -------------------

     NAME:           MR.  JORGE  R.  BRACAMONTES
     TELEPHONE No.:  (525)  687  6513  /  687  1189.
     FAX  No.:       (525)  543  6837.


     OPERATIONS  CONTACT
     -------------------

     NAME:           MR. JOE MARTINEZ.
     TELEPHONE No:   (210) 831 9442.
     FAX  No:        (210) 831 9447.


     FINANCIAL  CONTACT
     ------------------

     NAME:           MR. IAN BOTHWELL
     TELEPHONE No.:  (562) 929 1984.
     FAX  No.:       (562) 929 1921.

(4)  GENERAL AGREEMENT
     -----------------

     4.1. SUBJECT TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER SHALL PURCHASE "LPG MIX" (AS HEREIN DEFINED) FROM SELLER AND SELLER AGREES TO SELL "LPG MIX" TO BUYER UNDER THE TERMS OF THIS AGREEMENT. AS USED IN THIS AGREEMENT, "LPG MIX" IS A PROPANE/BUTANE PRODUCT MIXTURE CONSISTING OF 90 PERCENT PROPANE AND 10 PERCENT COMMERCIAL BUTANE.

     4.2.     COMMERCIAL  TERMS:
              ------------------

     EXW (EX WORKS) BROWNSVILLE, TEXAS AT PENN OCTANE'S LOADING RACK IN ACCORDANCE WITH INCOTERMS 1990.

(5)  TERM
     ----

     UNLESS EITHER PARTY BREACHES ITS OBLIGATION UNDER THIS AGREEMENT, THE TERM SHALL BE ONE YEAR COMMENCING ON OCTOBER 1ST, 1998 AND CONCLUDING ON SEPTEMBER 30, 1999.

     IN CASE SELLER OBTAINS LEGAL RIGHTS TO IMPORT PROPANE INTO MEXICO OR/AND IF BURGOS BASIN STARTS PRODUCING, THEN EITHER PARTY SHALL HAVE THE RIGHT TO NOTIFY THE OTHER PARTY ITS INTENTION TO BEGIN A RENEGOTIATION PROCESS OF THIS CONTACT. SUCH RENEGOTIATION PROCESS SHALL START NO LATER THAN 10 DAYS AFTER THE NOTIFICATION IS GIVEN. RENEGOTIATION PROCESS CAN NOT ENDURE MORE THAN 90 DAYS. IF AN AGREEMENT IS REACHED DURING THE RENEGOTIATION PROCESS THIS CONTACT SHALL BE MODIFIED BY MUTUALLY AGREEMENT, OTHERWISE EITHER PARTY SHALL HAVE THE RIGHT TO CANCEL.

                                                                   DTIR-0273-98.
                                                                      Page no. 3

(6)  VOLUMES
     -------

     6.1. BUYER WILL SCHEDULE, PURCHASE AND ACCEPT AND SELLER WILL DELIVER AN ANNUAL VOLUME OF "LPG MIX" EQUAL TO 81,180,000 GALLONS +/- 15% AT BUYER'S OPTION, COMPLYING WITH THE FOLLOWING MINIMUM MONTHLY VOLUMES:

     WINTER  SEASON     MINIMUM  7,500,000  GALLONS  PER  MONTH.
     SUMMER  SEASON     MINIMUM  4,000,000  GALLONS  PER  MONTH.

     SUCH  VOLUMES  TO  BE  REFERRED  HEREIN  AS  "MINIMUM  MONTHLY  VOLUME"
                                                   ------------------------

                SEASONALITY  IS  DEFINED  AS  DESCRIBED  BELOW:
                -----------------------------------------------

     WINTER  SEASON  SHALL MEAN THE PERIOD FROM OCTOBER 1998 THROUGH MARCH 1999.
     --------------

     SUMMER  SEASON  SHALL  MEAN  THE  PERIOD FROM APRIL 1999 THROUGH STEPTEMBER
     --------------
     1999.

     6.2 NOTWITHSTANDING THE FOREGOING, BUYER MAY REQUEST ADDITIONAL VOLUMES TO THE MINIMUM MONTHLY VOLUME, IN ANY MONTH. SUCH VOLUMES TO BE REFERRED HEREIN AS "ADDITIONAL VOLUME".
                -----------------

     EXCEPT FOR THE SCHEDULE OF THE "MINIMUM MONTHLY VOLUME" OF THIS AGREEMENT, AT LEAST SEVEN (7) DAYS PRIOR TO EACH MONTH, BUYER SHALL SUBMIT TO SELLER AN ADDITIONAL VOLUME REQUEST. THE SUM OF THE "MINIMUM MONTHLY VOLUME" AND THE "ADDITIONAL VOLUME" SHALL BE DEFINED AS "MONTHLY NOMINATED VOLUME"
                                                     --------------------------

     6.3 BUYER SHALL PROVIDE SELLER WITH A THREE MONTH FORECAST, FOR "MONTHLY NOMINATED VOLUMES" TO BE SCHEDULED WITH A RANGE OF +/- 15% BUYER'S OPTION. SELLER WILL ACCEPT AND DELIVER TO BUYER THE ADDITIONAL VOLUME REQUESTED AT LEAST BETWEEN THE 15% RANGE OF BUYER'S THREE MONTH FORECAST.

     6.4 BUYER WILL SCHEDULE ITS LIFTING OF "LPG MIX" WITH SELLER FOR EACH DELIVERY MONTH AT LEAST SEVEN NATURAL DAYS BEFORE THE BEGINNING MONTH OF DELIVERIES.

     6.5. BUYER WILL ACCEPT DELIVERY OF THE "LPG MIX" VIA TRUCK AT SELLER'S TERMINAL IN BROWNSVILLE, TEXAS (THE TERMINAL) AS SCHEDULED BY BUYER, AS LONG AS IT MEETS THE SPECS DESCRIBED IN ATTACHMENT "A".

(7)  PRICE OF "LPG MIX"
     -----------------

     7.1. PRICE FORMULA FOR PROPANE AND BUTANE SHALL BE BASED ON THE MONTHLY AVERAGE OF THE DELIVERY MONTH, AS PUBLISHED BY OPIS (OIL PRICE INFORMATION SERVICE) UNDER MT. BELVIEU NON-TET SPOT POSTINGS FOR 90% PROPANE AND 10% N-BUTANE, PLUS A SERVICE COST TO BE DETERMINED IN ACCORDANCE WITH CLAUSE 8 OF THIS AGREEMENT.

     7.2. THE ESTIMATED PRICE FOR TEMPORARY INVOICING PURPOSES WILL BE THE POSTING PRICE OF THE FIFTH DAY QUOTATIONS PRIOR OF THE DELIVERY MONTH, PLUS THE SERVICE COSTS OF x.xxxx USD/GAL. AFTER DELIVERY MONTH ENDS, AN ADJUSTMENT SHALL BE MADE (AS DESCRIBED IN PARAGRAPH 9.2 BELOW) SO AS TO REFLECT THE FINAL PRICE COMPUTED AS PER SUBCLAUSE 7.1.

                                                                   DTIR-0273-98.
                                                                      Page no. 4

(8)  SERVICE COST DETERMINATION
     --------------------------

     8.1. WHEN BUYER LIFTS THE "MINIMUM MONTHLY VOLUME" OR LESS OF THE "MINIMUM MONTHLY VOLUME", BUYER SHALL PAY TO SELLER A SERVICE COST OF:

     (i)     USD  xxx,xxx.xx  -  PER  MONTH  DURING  WINTER  SEASON  MONTHS.
     (ii)    USD  xxx,xxx.xx  -  PER  MONTH  DURING  SUMMER  SEASON  MONTHS.

     THESE AMOUNTS REFLECT A SERVICE COST OF x.xxxx USD/GAL. FOR EACH "MINIMUM MONTHLY VOLUME".

     8.2 IF THE ACTUAL VOLUME LIFTED AT THE END OF ANY MONTH IS LESS THAN THE "MINIMUM MONTHLY VOLUME" DUE TO: A) OPERATIVE PROBLEMS AT THE BROWNSVILLE TERMINAL OWNED BY PENN OCTANE OR AT THE PIPELINE OR B) SHORTAGE OF PRODUCT AT THE BROWNSVILLE TERMINAL, THEN THE SERVICE COSTS FOR THE ACTUAL VOLUME LIFTED SHOULD BE x.xxxx USD/GAL.

     8.3 IF THE ACTUAL VOLUME LIFTED AT THE END OF ANY MONTH IS LESS THAN THE "MONTHLY NOMINATED VOLUME" (MINUS) -10% DUE TO: A) CLOSURE OF THE US-MEXICAN BOARDER OR B) ANY CAUSE BEYOND EITHER PARTY RESPONSIBILITY, THEN THE SERVICES COSTS FOR THE TOTAL VOLUME LIFTED SHOULD BE x.xxxx USD/GAL.

     8.4 IF THE ACTUAL VOLUME LIFTED AT THE END OF ANY MONTH IS LESS THAN THE "MONTHLY NOMINATED VOLUME" (MINUS) -10% DUE TO A) OPERATIVE PROBLEMS AT THE BROWNSVILLE TERMINAL OWNED BY PENN OCTANE OR AT THE PIPELINE OR B) SHORTAGE OF PRODUCT AT THE BROWNSVILLE TERMINAL, OR IF THE VOLUME LIFTED AT THE END OF ANY MONTH IS WITHIN THE RANGE OF THE "MONTHLY NOMINATED VOLUME" +/- 10%. THEN BUYER SHALL PAY TO SELLER A SERVICE COST CORRESPONDING TO THE
     DIFFERENTIAL VOLUME BETWEEN THE MINIMUM MONTHLY VOLUME AND THE ACTUAL VOLUME LIFTED (ATTACHMENT "B"). SUCH SERVICE COST FOR ADDITIONAL VOLUME SHALL BE COMPUTED AS FOLLOWS:

     CSF  =  x.xxxx USD/GAL LESS ADJ.

     WHERE
     CSF  =  SERVICE  COST  FOR  ADDITIONAL  VOLUMES.
     ADJ  =  ADJUSTMENT  FOR  THE  INCREMENTAL  VOLUME.

     WHERE

     ADJ  =  [x.xxxxUSD/GAL - (x.xxxx * MMV)] / 2
                               ------------
                                   AVL

     THUS

     ADJ  =  [x.xxxx * (1 - MMV)] / 2
                            ---
                            AVL
     THUS

     ADJ  =  x.xxxxx * (1 - MMV) / 2
                            ---
                            AVL
     WHERE

                                                                   DTIR-0273-98.
                                                                      Page no. 5

     MMV  =  MINIMUM  MONTHLY  VOLUME.
     AVL  =  ACTUAL  VOLUME  LIFTED  DURING  THE  DELIVERY  MONTH.

     8.5 IF THE ACTUAL VOLUME LIFTED AT THE END OF ANY MONTH IS HIGHER THAN THE MONTHLY NOMINATED VOLUME (PLUS) + 10%, THEN THE SERVICE COSTS FOR THE GALLONS EXCEEDING THE "MONTHLY NOMINATED VOLUME" +10% SHOULD BE NEGOTIATED BETWEEN SELLER AND BUYER. SUCH NEGOTIATION SHOULD NOT EXCEED 3 WORKING DAYS UPON NOTICE FROM BUYER TO SELLER.

(9)  INVOICING
     ---------

     9.1. SELLER WILL INVOICE BUYER EVERY WEEK FOR THE TOTAL VOLUME LOADED DURING THE IMMEDIATELY PRECEDING WEEK.

     9.2. THE PRICE PER GALLON INVOICED WILL BE, ACCORDING TO THE ESTIMATED PRICE AS DESCRIBED IN SUBCLAUSE 7.2. THE ADJUSTMENT FOR THE ACTUAL PRICE AND SERVICE COST SHOULD BE INVOICED THROUGH DEBIT/CREDIT NOTES TO BUYER IN THE FIRST WEEK OF THE FOLLOWING MONTH TO DELIVERY MONTH.

     9.3.  ALL  THE  INVOICES  MUST  COMPLY  WITH  BUYER'S  TREASURY  DEPARTMENT
     INSTRUCTIONS   AND   SHALL   BE   SENT   TO  THE   ATTENTION   OF   ARMANDO
     CONTRERAS/FRANCISCO CERVANTES.

(10) PAYMENT TERMS
     -------------

     FULL NET CASH IN U.S. DOLLARS PAYABLE WITH 12 DAYS AFTER ORIGINAL INVOICE IN HARD COPY IS RECEIVED BY BUYER IN ITS OFFICES, TREASURY DEPARTMENT (AV. MARINA NACIONAL 329, TORRE EJECUTIVA PISO 20).

     A FAX TRANSMISSION OF THE CORRESPONDING INVOICE WILL BE ACCEPTABLE TO BUYER IN ORDER TO REVIEW IT AS SOON AS POSSIBLE AND TO ASSURE PROMPT PAYMENT AS OUTLINED IN THE ABOVE PARAGRAPH TO SELLER, IN ACCORDANCE WITH THE PAYMENT TERMS HEREIN AGREED. HOWEVER, ORIGINAL INVOICE MUST BE RECEIVED AT LEAST 7 DAYS PRIOR TO PAYMENT DUE DATE.

     IN CASE THAT THE PAYMENT DATE FALLS ON A SUNDAY OR HOLIDAY, THEN THE PAYMENT DATE WILL BE THE NEXT WORKING DATE. IN CASE THAT THE PAYMENT DATE FALLS ON A SATURDAY, THEN THE PAYMENT DATE WILL BE THE PRIOR WORKING DATE.

(11) OFFICE EXPENSE
     --------------

     SELLER SHOULD PROVIDE TELEPHONE, TELEFAX, CLEANING SERVICES AND SECRETARIAL EXPENSES INCURRED BY PEMEX GAS REPRESENTATIVES SUPERVISING RECEIPT OF THE "LPG MIX" DELIVERIES AT THE TEMRINAL. SELLER SHALL INVOICE x,xxx USD EVERY MONTH FOR THOSE SERVICES AT THE END OF EACH MONTH, AND BUYER SHALL PAY FIFTEEN DAYS AFTER INVOICE RECEIPT AS PER BUYER'S TREASURY DEPARTMENT INSTRUCTIONS.

                                                                   DTIR-0273-98.
                                                                      Page no. 6

     IF THE PAYMENT DATE IS A WEEKEND OR HOLIDAY, PAYMENT SHALL BE MADE ON THE NEXT BUSINESS DAY.

(12) SCHEDULE OF SERVICE
     -------------------

     12.1. SELLER WILL PROVIDE LOADING SERVICES AT THE TERMINAL SEVEN DAYS A WEEK, TWENTY-FOUR HOURS PER DAY. HOWEVER HOURS OF SERVICE SHALL BE SUBJECT TO AVAILABILITY OF BUYER'S AUTHORIZED PERSON(S) TO DISPATCH THE "LPG MIX" FROM THE TERMINAL.

     12.2. SELLER WILL PROVIDE BUYER A DAILY ACTIVITY REPORT SPECIFYING THE QUANTITY (WEIGHT AND VOLUME) AND QUALITY OF THE "LPG MIX" DELIVERED TO BUYER AT THE TERMINAL, AS PER INDEPENDENT INSPECTOR REPORTS.

(13) QUALITY
     -------

     THE  "LPG  MIX"  SHALL  MEET  THE  SPECIFICATIONS  ATTACHED  AS EXHIBIT "A"

(14) MEASUREMENT
     -----------

     14.1 THE QUANTITY OF PRODUCT DELIVERED SHALL BE DETERMINED BY NET WEIGHT, AND FOR PAYMENT PURPOSES, THE WEIGHT OF THE "LPG MIX" DELIVERED TO BUYER WILL BE CONVERTED TO VOLUME (CORRECTED TO 60 F) VIA ANALYSIS OF SAMPLES USING A GAS CHROMATOGRAPH. THE CHROMATOGRAPH MUST BE CALIBRATED ACCORDING TO THE ASTM AND GPA PROCEDURES. BUYER AND SELLER WILL CAUSE AN INDEPENDENT INSPECTOR, MUTUALLY AGREED BY THE PARTIES, TO SAMPLE AND ANALYZE EACH LOAD OF THE "LPG MIX". THE COST OF SUCH INSPECTIONS WILL BE BORNED BY BUYER.

     14.2. BEFORE ENTERING THE TERMINAL, EMPTY TRUCKS WILL BE WEIGHTED AT THE PORT OF BROWNSVILLE PUBLIC SCALES OR OTHER SCALE MUTUALLY AGREED BY BOTH PARTIES. LOADED TRUCK WILL BE WEIGHTED AT THE SAME SCALE UPON DEPARTURE. THE VOLUME OBTAINED BY THE DIFFERENTIAL BETWEEN THESE TWO MEASUREMENTS SHALL BE THE VOLUME TO BE INVOICED BY SELLER AND PAID BY BUYER. THE SCALE WILL BE TESTED AND ADJUSTED TO ACCURACY AT LEAST ONCE EVERY 30 DAYS OR ACCORDING TO GOVERNMENT REGULATIONS. THE COSTS OF WEIGHTING THE TRUCK BEFORE AND AFTER LOADING, AND/OR IF A THIRD PARTY IS REQUIRED TO TEST OR CALIBRATE THE SCALE, WILL BE SHARED BY THE PARTIES ON A 50%/50% BASIS. IF SELLER, AT ANY TIME, INSTALLS SCALES AT THE TERMINAL, THEY WILL THEREAFTER BE THE SCALES FOR ALL TRUCKS RECEIVING "LPG MIX" AT THE TERMINAL, AND THEY SHOULD BE OPERATED AND MAINTAINED IN ACCORDANCE WITH THE ABOVE PROVISIONS. THE CHARGE FOR SUCH SCALES SHALL BE 100% FOR SELLERS ACCOUNT.

     IF SELLER'S SCALE IS USED, THEN BUYER SHALL HAVE THE RIGHT TO SEND TRUCKS TO AN INDEPENDENT SCALE IN A RANDOMLY BASIS EVERY WEEK, IN ORDER TO CHECK SELLER'S SCALE ACCURACY. COST OF INDEPENDENT SCALE SHALL BE ON BUYER'S ACCOUNT.

                                                                   DTIR-0273-98.
                                                                      Page no. 7

(15) TITLE AND RISK
    ---------------

     TITLE AND RISK OF LOSS OF THE "LPG MIX" WILL PASS FROM SELLER TO BUYER AT OUTLET FLANGE OF THE TRUCK AT THE LOADING RACKS LOCATED AT THE TERMINAL. AT SUCH POINT, THE "LPG MIX" SHALL BE DEEMED TO BE DELIVERED.

(16) LAW AND ARBITRATION
     -------------------

     THE AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ALL DISPUTES ARISING OUT OF OR RELATING TO THE AGREEMENT SHALL BE SETTLED BY FINAL ARBITRATION IN THE STATE OF NEW YORK, CITY OF N.Y. CONDUCTED IN ACCORDANCE WITH THE RULES OF CONCILIATION AND ARBITRATION OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT SUCH TIME. THE NUMBER OF ARBITRATORS SHALL BE THREE.

(17) SPILL/ENVIRONMENTAL POLLUTION
     -----------------------------

     IN THE EVENT OF ANY "LPG MIX" SPILL OR OTHER ENVIRONMENTAL POLLUTING DISCHARGE OCCURS PRIOR TO DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 15 OF THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES, SHALL BE FOR SELLER'S ACCOUNT.

     IF SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 15 OF THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED, SHALL BE FOR BUYER'S ACCOUNT.

     IN THE EVEN THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AT THE TERMINAL, BUYER AUTHORIZES SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COST (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES) RESULTING OR RELATED TO SUCH INCIDENT.
     FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

     IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, OUT OF THE TERMINAL, BUYER MAY AUTHORIZE SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO

                                                                   DTIR-0273-98.
                                                                      Page no. 8

     DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COST (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES) RESULTING OR RELATED TO SUCH INCIDENT.
     FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

(18) SAFETY
     ------

     BUYER WILL COMPLY, AND WILL CAUSE BUYER'S EMPLOYEES, AGENTS AND OTHERS ENTERING THE TERMINAL ON BEHALF OF BUYER TO COMPLY, WITH ALL TERMINAL SAFETY AND HEALTH REGULATIONS. SELLER WILL EXECUTE IN ITS NAME, PAY FOR, AND FURNISH TO BUYER PRIOR TO ACCEPTING ANY "LPG MIX" AT THE TERMINAL, ALL INFORMATION (INCLUDING APPLICABLE MATERIAL DATA SHEETS), DOCUMENTS, LABELS, PLACARDS, CONTAINERS, AND OTHER MATERIALS WHICH MAY BE REQUIRED TO BE FURNISHED BY BUYER BY STATUTES, ORDINANCES, RULES OR REGULATIONS OF ANY PUBLIC AUTHORITY RELATING TO THE DESCRIBING, PACKAGING, RECEIVING, STORING, HANDLING, OR SHIPPING OF THE "LPG MIX" AT OR FROM THE TERMINAL.

(19) FORCE MAJEURE
    --------------

     NEITHER PARTY SHALL BE LIABLE FOR FAILURE OR DELAY IN THE PERFORMANCE OF THIS AGREEMENT DUE TO ACTS OF GOD, EARTHQUAKE, FLOOD, FIRE, WAR, HOSTILITIES, CIVIL COMMOTIONS, GOVERNMENTAL ACTS, STRIKES, TRANSPORTATION PROBLEMS, PIPELINE STOPPED DUE TO LEAK OR EXPLOSION AND ANY OTHER CAUSE BEYOND THE CONTROL OF EITHER OF THE PARTIES.

     ANY PARTY CLAIMING FORCE MAJEURE SHALL PROMPTLY NOTIFY THE OTHER OF THE OCCURRENCE OF THE EVENT OF FORCE MAJEURE RELIED UPON.

     EVENTS OF FORCE MAJEURE SHALL NOT RELIEVE ANY PARTY FROM MAKING ANY PAYMENT FOR PRODUCT DELIVERED AND/OR SERVICE RENDERED HEREUNDER.


(20) LIMITATION OF LIABILITY
     -----------------------

     SELLER SHALL NOT BE LIABLE FOR MORE THAN THE ACTUAL COST TO REPLACE ANY "LPG MIX" NOT DELIVERED HEREUNDER. NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.


(21) MISCELLANEOUS
     -------------

     21.1.  AMENDMENTS,  WAIVER.  THIS AGREEMENT MAY NOT BE CHANGED OR MODIFIED,
            -------------------
     EXCEPT IN WRITING BY MUTUAL AGREEMENT OF BOTH PARTIES. THE FAILURE OF ANY PARTY TO ENFORCE ANY OF THE PROVISIONS OF THIS AGREEMENT WILL NOT BE CONSTRUED TO BE A WAIVER OF THOSE PROVISIONS, OR A WAIVER OF THE RIGHT OF ANY PARTY TO ENFORCE THEM.

                                                                   DTIR-0273-98.
                                                                      Page no. 9

     21.2  SEVERABILITY.  IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED TO BE
           ------------
     INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     21.3 ASSIGNMENT.  NEITHER PARTY MAY ASSIGN THIS AGREEMENT OR ANY PORTION OF
          ----------
     IT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY.

     21.4 OTHER  TERMS AND  CONDITIONS.  WHERE NOT IN  CONFLICT  WITH THE ABOVE,
          ----------------------------
     INCOTERMS 1990 FOR EXW TRANSACTIONS WITH LATEST AMENDMENTS SHALL APPLY.

     THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.

     21.5.  ENTIRE  AGREEMENT.  THIS AGREEMENT  CONSTITUTES THE ENTIRE AGREEMENT
            -----------------
     AMONG THE PARTIES AND SUPERSEDES ALL PREVIOUS NEGOTIATIONS, COMMITMENTS AND WRITINGS WITH RESPECT TO SUCH SUBJECT MATTER OF THIS AGREEMENT.



(22) CONFIDENTIALITY
     ---------------

     THIS AGREEMENT TO BE HELD STRICTLY PRIVATE AND CONFIDENTIAL BY ALL PARTIES INVOLVED.


     IF THIS MEETS WITH YOUR UNDERSTANDING AND APPROVAL, PLEASE SIGN IN THE APPROPRIATE SPACE.




                       BUYER                       SELLER




                 LEOPOLDO  SIMON             JORGE  BRACAMONTES
              PMI  TRADING  LIMITED       PENN  OCTANE  CORPORATION



LFVG/MOGP

                                                                   DTIR-0273-98.
                                                                     Page no. 10


                                   EXHIBIT "A"


GPM MIX CHARACTERISTICS              MAX          TEST METHODS
COMPOSITION
PROPANE/BUTANE 90/10 PCT OF VOL

ETHANE                                    20  PCT. VOL. OF PROPANE
PROPYLENE                                5.0  PCT. VOL. OF PROPANE
PENTANES & HEAVIES                       2.0  PCT. VOL. OF BUTANE
VAPOR PRESSURE                           190  ASTM D-1267-75
CHROMATOGRAPH ANALYSIS                        ASTM D-2163
SPECIFIC GRAVITY                              ASTM D-1657
CORROSION COPPER STRIP AT 100
  F. DEG                                  1B  ASTM D-1638-74
OTHER DELETERIONS SUBSTANCES            NONE

                                                                   DTIR-0273-98.
                                                                     Page no. 11
                                   EXHIBIT "B"

PRICE  FORMULA  AND  SERVICE  COST  DETERMINATION
-------------------------------------------------

                    ------------------------------------------------------------
Month:              |Price  formula for C3 AND C4 shall be based on the monthly|
--------------- |average of the delivery month, published by OPIS Mont| PMI Order No: |Belvieu NON-TET spot posting for 90% Propane and 10%|
---------------     |Burtane,  plus  the  service  costs.                      |
                    ------------------------------------------------------------



A) ESTIMATED PRICE FOR INVOICES: The fifth day quotations prior of the delivery month, plus the service costs

Calculation  date,  for  the  Estimated  Price  Invoice:   0-Jan-00
                                                          ---------

 Propane Price           0.9  Butane Price  0.1
 USCTS/GAL      USD/GAL       USCTS/GAL          USD/GAL    SC
         0.000  0.00000              0.000   +   0.00000  x.xxxxx  x.xxxxx USD/GAL
-----           -----

B) CLAUSE 8.2 SERVICE COST FORMULA, if buyer lift more than the minimum monthly volume:

Formula:  CSF = X.XXXXUSD/GAL - ADJ

          Where:     CSF:  Service  Cost  for  Additional  Volume.
          AVL:       Adjustment  for  the  Incremental  Volume  Lifted.

Where:    ADJ = [X.XXXXUSD/GAL - (X.XXXX * MMV)] / 2
                                           ---
                                           AVL

          Where:     MMV:  Minimum  Monthly  Volume.
          AVL:       Actual  Volume  Lifted  during  the  delivery  Month.


MMV Minimum Monthly Volume:   7,500,000 GAL
AVL Actual Volume Lifted:             0 GAL
                              ---------
Service Costs Minimum Volume:   x.xxxxx USD/GAL.
Propane Monthly Average:          0.000 USCTS/GAL.    For 90%    0.00000 USD/GAL
                              ---------
Butane Monthly Average:           0.000 USCTS/GAL.    For 10%    0.00000 USD/GAL
                              ---------                          ---------------
COMMODITY PRICE FORMULA                                          0.00000 USD/GAL
                                                                 ===============

CSF  SERVICE  COST  FORMULA
---------------------------

-------------------------------------------
| ADJ[x.xxxx/2] | *[MMV/AVL]-1 | EQUAL TO |  +  x.xxxxx  EQUAL         CSF
|               |              |          |                     ----------------
|   x.xxxxx     |   #DIV/01    | #DIV/01  |                     #DIV/01  USD/GAL
-------------------------------------------                     ================

                                           GALLONS   USD/GAL
PRICE  FOR  MINIMUM  MONTHLY  VOLUME:    7,500,000   x.xxxxx   xxx,xxx.xx   USD
PRICE  FOR  ACTUAL  VOLUME  LIFTED:     -7,500,000   #DIV/01   #DIV/01      USD

PRICE  IN  USD  /  GAL  FOR  THE  CURRENT  MONTH:              #DIV/01  USD/GAL

TOTAL  PRICE  FOR  THE  CURRENT  MONTH:       0.00             #DIV/01  USD